Investment in Films and Television Programs - Schedule of Capitalized Cost for Film, Monetized on its Own and Film, Monetized in Film Group (Details) - USD ($) $ in Millions	Dec. 31, 2024	Mar. 31, 2024	Mar. 31, 2023
Film Group Monetization
Released, net of accumulated amortization	$ 1,011.6	$ 992.2	$ 779.9
Completed and not released	201.3	225.4	289.8
In progress	1,129.2	644.4	649.1
In development	115.3	67.0	67.9
Total	$ 2,457.4	$ 1,929.0	$ 1,786.7